EXHIBIT 10.2

ADDENDUM NO. 2
TO THE
AMENDED AND RESTATED AGREEMENT

This Addendum, effective as of April 1, 2001, is hereby made a part of and incorporated into the Amended and Restated Agreement by and between MAPICS, Inc. (“MAPICS”) and PARAGON SYSTEMS INTERNATIONAL, Inc. (“Paragon”), entered into on March 31, 2000 (the “Agreement”).

Background

As specified in Section 3.1(f) of the Agreement, Paragon has developed an enhancement to the Licensed Technology consisting of an Adapter or tool to allow customers to enable the Licensed Applications to be converted to the XML language for communication with other applications. Such Adapter is considered a part of the Licensed Technology as described in the Agreement. MAPICS has created a separate product offering for the Adapter, called “Ez-Link.” When Ez-Link is sold as a stand-alone offering for use by customers to connect Licensed Applications to other applications, the terms of the Technology Marketing Agreement (MAPICS Integrator); as amended, (hereinafter called “eZ-Link Marketing Agreement”), shall apply to describe the royalty rates, support fees and other terms for the Ez-Link offering.

This Amendment is intended to address the terms for MAPICS use of Ez-Link as an adapter between Licensed Applications and those MAPICS developed or third party applications which MAPICS markets or distributes (“Non-Licensed Applications”).

MAPICS and Paragon hereby agree to amend the above referenced Agreement as follows:

1.  The following additional definitions shall apply to this Addendum:

A.  “Private Adapter” shall mean those implementations of Ez-Link where: a) there are specific interface points between the Licensed Applications and the Non-Licensed Applications and b) only Paragon and the developer of the Non-Licensed Application (i.e. Solution Partner) maintain those interface points and customers are not given the ability to use the Private Adapter for modification or customization of the interface points. For example, the planned implementation between Licensed Applications and the Non-Licensed Applications known as the Cameleon suite of applications shall be considered a Private Adapter.

B.  “Public Adapter” shall mean those implementations of Ez-Link where there are many complex and changing interface points between the Licensed Applications and other applications and where the customer is given the ability to use the Adapter to modify or customize those interface points. For example, the planned implementation between the Licensed Applications and the MAPICS Application known as MAPICS Portal shall be considered a Public Adapter.

2.  For those implementations in which Ez-Link is considered a Public Adapter and used for such purpose, MAPICS shall make available the Ez-Link offering as a pre-requisite offering and the terms and conditions of the Marketing Agreement shall apply to such implementation.

Where Ez-Link is considered a Private Adapter, MAPICS agrees to pay Paragon a paid up royalty and support fee equal to $900 per customer license, regardless of the number of users, number of processors, processor size or speed. For those Private Adapter implementations, customers will not be required to separately license Ez-Link as a stand alone offering. Such royalty and support fee shall be paid within 45 days of the end of the quarter in which MAPICS receives the ILF payment from the customer. No royalty or support fee shall be owing hereunder if in the future, MAPICs elects to package eZ-Link as a prerequisite for a Non-Licensed Application which otherwise will utilize a Private Adapter.

Paragon shall be responsible for enhancing Ez-Link and for providing Level III Support for the Ez-Link product, whether it is implemented as a Private Adapter or Public Adapter.

Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. The parties certify by their undersigned authorized agents that they have read this Addendum and the Agreement heretofore referenced and agree to be bound by their terms and conditions.

MAPICS	Paragon

MAPICS, Inc.	PARAGON SYSTEMS INTERNATIONAL, Inc.

BY:	BY:
(AUTHORIZED SIGNATURE) (in non-black ink, please)	(AUTHORIZED SIGNATURE) (in non-black ink, please)

(NAME)	(NAME)

(TITLE)	(TITLE)

(EXECUTION DATE)	(EXECUTION DATE)

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